SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 25, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue

Sunnyvale, California 94085

(Address of Principal Executive Offices, including Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On March 25, 2004, Nuvelo, Inc., a Nevada corporation (“Nuvelo Nevada”) and the sole stockholder of the Registrant, merged with and into the Registrant for the purpose of changing Nuvelo Nevada’s state of incorporation from Nevada to Delaware (the “Reincorporation”). A copy of the press release announcing the Reincorporation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Reincorporation was accomplished pursuant to an Agreement and Plan of Merger, which was approved by Nuvelo Nevada’s stockholders at its 2003 annual meeting and a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. In connection with the Reincorporation, the Registrant assumed a Rights Agreement, dated as of June 5, 1998, and amended as of November 9, 2002 and March 19, 2004, between Nuvelo Nevada and U.S. Stock Transfer Corporation and filed the Certificate of Designations of Series A Junior Participating Preferred Stock, which are attached hereto as Exhibits 4.2, 4.3, 4.4 and 4.5. Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of the Registrant, par value $0.001 per share (“Common Stock”), is deemed to be registered under Section 12(g) of the Exchange Act.

The Registrant’s currently effective amended and restated certificate of incorporation, by-laws and form of stock certificate for the Common Stock are attached hereto as Exhibits 3.1, 3.2 and 4.1, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

2.1	Agreement and Plan of Merger, dated March 19, 2004, between the Registrant and Nuvelo, Inc., a Nevada corporation and the Registrant’s predecessor in interest.

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	By-Laws of the Registrant.

4.1	Form of Nuvelo, Inc. Common Stock Certificate.

4.2	Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated June 5, 1998.(1)

4.3	Amendment to Rights Agreement, dated as of November 9, 2002, between Hyseq, Inc. and U.S. Stock Transfer Corporation.(2)

4.4	Amendment to Rights Agreement, dated as of March 19, 2004, between Nuvelo, Inc. and U.S. Stock Transfer Corporation.

4.5	Certificate of Designations of Series A Junior Participating Preferred Stock.

99.1	Press Release of Nuvelo, Inc., dated March 25, 2004.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq’s Form 8-K, filed on July 31, 1998, File No. 000-22873.
(2)	Previously filed as an Exhibit to and incorporated herein by reference from Hyseq’s Registration Statement on Form S-4, filed on November 27, 2002, File No. 333-101503.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVELO, INC.
(Registrant)

Date: March 25, 2004	By:	/s/ Peter S. Garcia
Peter S. Garcia
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated March 19, 2004, between the Registrant and Nuvelo, Inc., a Nevada corporation and the Registrant’s predecessor in interest.

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	By-Laws of the Registrant.

4.1	Form of Nuvelo, Inc. Common Stock Certificate.

4.2	Rights Agreement between Hyseq, Inc. and U.S. Stock Transfer Corporation dated June 5, 1998.(1)

4.3	Amendment to Rights Agreement, dated as of November 9, 2002, between Hyseq, Inc. and U.S. Stock Transfer Corporation.(2)

4.4	Amendment to Rights Agreement, dated as of March 19, 2004, between Nuvelo, Inc. and U.S. Stock Transfer Corporation.

4.5	Certificate of Designations of Series A Junior Participating Preferred Stock.

99.1	Press Release of Nuvelo, Inc., dated March 25, 2004.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Hyseq’s Form 8-K, filed on July 31, 1998, File No. 000-22873.
(2)	Previously filed as an Exhibit to and incorporated herein by reference from Hyseq’s Registration Statement on Form S-4, filed on November 27, 2002, File No. 333-101503.